UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 15, 2003

                                   OPTIKA INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                0-28672                             95-4154552
       (Commission File Number)         (I.R.S. Employer Identification No.)


      7450 Campus Drive, Suite 200, Colorado Springs, CO        80920
           (Address of Principal Executive Offices)           (Zip Code)


                                 (719) 548-9800
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
                    (Former Name, Changed Since Last Report)

 Item 12, Results of Operations and Financial Condition

    On October 15, 2003, Optika Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


         SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Optika Inc.
                                                   ----------------------
                                                   (Registrant)

Dated:  October 15, 2003

                                   By:      /s/ Steven M. Johnson
                                      ----------------------------------------
                                                Steven M. Johnson
                                          Executive Vice President, Chief
                                          Financial Officer, Secretary and
                                              Chief Accounting Officer

                          EXHIBIT INDEX
                          -------------

Exhibit         Description
-------         -----------

99.1            Press Release issued October 15, 2003